THE 59 WALL STREET MONEY MARKET FUND

                                   a series of

                            THE 59 WALL STREET TRUST
                   21 Milk Street, Boston, Massachusetts 02109
                                 (617) 423-0800

                                   ----------

                    Notice of Special Meeting of Shareholders
                          To be held November 16, 2001

                                   ----------

      A Special Meeting of Shareholders of The 59 Wall Street Money Market Fund (the "Fund"), a series of The 59 Wall Street Trust (the "Trust"), will be held at the offices of Brown Brothers Harriman & Co. at 50 Milk Street, Boston, Massachusetts 02109 on Friday, November 16, 2001 at 3:00 p.m., Eastern Time, for the following purposes:

(Please note that by voting for or against a proposal you are authorizing the Trust to vote accordingly with respect to corresponding changes to the investment policy of the BBH U.S. Money Market Portfolio (the "Portfolio"), in which all of the Fund's assets are invested. The implementation of the proposed changes by the Fund is contingent upon the approval by the Portfolio's investors, as a group, of corresponding changes at the Portfolio level. The Board of Trustees of the Trust recommends unanimously that shareholders vote FOR each proposal.)

PROPOSAL 1: To modify the Fund's fundamental  policy regarding  borrowing and to authorize the Trust to act by any authorized means to approve a corresponding modification to the Portfolio's fundamental policy regarding borrowing (which approval by the Portfolio's investors, as a group, must occur before the proposed change to the Fund's policy may be implemented).

PROPOSAL 2: To eliminate the Fund's fundamental policy regarding  investments in restricted securities and to authorize the Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).

PROPOSAL 3: To eliminate the Fund's fundamental policy regarding  investments in other investment companies and to authorize the Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).

PROPOSAL 4: To  transact  such other  business as may  properly  come before the meeting and any adjournment or postponement thereof.

      The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting of Shareholders described herein (the "Meeting") or any adjournment or postponement thereof. Only shareholders of record as of the close of business on October 8, 2001 will be entitled to vote at the Meeting and at any adjournment or postponement thereof.

                                             By order of the Board of Trustees,

                                                   CHRISTINE D. DORSEY
                                                        Secretary

October 26, 2001

YOUR VOTE IS IMPORTANT. We would appreciate your completing, signing and returning the enclosed Proxy Card promptly, which will help in avoiding the additional expense of further solicitations. A stamped, self-addressed envelope is enclosed for your convenience.

                            THE 59 WALL STREET TRUST
                  21 Milk Street, Boston, Massachusetts 02109
                                 (617) 423-0800

                                   ----------

                                 PROXY STATEMENT

                                   ----------

      This Proxy Statement and accompanying Proxy Card are being furnished to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of The 59 Wall Street Trust (the "Trust") for use at a Special Meeting of Shareholders of The 59 Wall Street Money Market Fund (the "Fund") to be held at the offices of Brown Brothers Harriman & Co. at 50 Milk Street, Boston, Massachusetts 02109 on Friday, November 16, 2001 at 3:00 p.m., Eastern Time (the "Meeting"), and at any adjournment or postponement thereof. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying Proxy Card on or about October 26, 2001 to shareholders of record at the close of business on October 8, 2001 (the "Record Date"). Only shareholders of record on the Record Date will be entitled to vote at the Meeting.

Information about the Meeting

      The number of shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting as of the Record Date was 1,571,777,515. Each such share is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. A list of shareholders who owned beneficially more than 5% of the Fund's shares as of September 30, 2001 is set forth in Appendix A. To the best knowledge of the Trust, no other person(s) owned beneficially more than 5% of the Fund's outstanding shares as of the Record Date.

      Each of the proposals described below requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the lesser of (i) 67% of the Fund's shares present at the Meeting, if the holders of more than 50% of the Fund's shares then outstanding are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding voting securities.

      A quorum for the Meeting will be obtained by the presence, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies on the enclosed Proxy Card will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to a given proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment with respect to that proposal. A shareholder vote may be taken on one or more proposals before any such adjournment if sufficient votes have been received for approval.

      In order that your shares may be represented at the Meeting, you are requested to:

      o     Indicate your instructions on the enclosed Proxy Card;

      o     Date and sign the Proxy Card;

      o Mail the Proxy Card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

      o Allow sufficient time for the Proxy Card to be received before 11:00 a.m. on November 16, 2001.

      You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

      If you return your Proxy Card with no voting instructions, your shares will be voted in favor of each matter described in this Proxy Statement. If you give instructions to "abstain", your shares will be represented at the Meeting for purposes of determining whether a quorum is present and your instructions to "abstain" will have the same effect as a vote "against" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a vote "against" the proposal(s) to which they relate. The Trust's Declaration of Trust provides that at any meeting of the Fund's shareholders Brown Brothers Harriman & Co. ("BBH"), as an eligible institution or shareholder servicing agent, may vote any shares as to which it is the agent of record and that are not otherwise represented in person or by proxy at the Meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which BBH is the agent of record. Any shares so voted by BBH will be deemed represented at the meeting for purposes of determining whether a quorum has been obtained.

Information about the Proposals

      The proposals that shareholders will be asked to consider at the Meeting concern changes to certain fundamental investment policies of the Fund and the BBH U.S. Money Market Portfolio (the "Portfolio"), a registered open-end management investment company having the same investment objective and policies as the Fund and in which all of the Fund's investable assets are invested.1 The proposed changes are designed primarily to enhance the management capabilities of the Portfolio and the Fund and to modify or eliminate certain restrictions that were originally instituted in response to state law requirements that no longer apply. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that any changes to a registered investment company's fundamental investment policies be approved by the company's shareholders.2

      Because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio and they have substantially identical investment policies, a proposed change in one or more fundamental investment policies at the Portfolio level must be (i) approved by the Trust, on the Fund's behalf (as an investor in the Portfolio), and (ii) reflected by corresponding changes to the fundamental investment policies of the Fund (unless the Trustees of the Trust determine that such changes would not be in the best interests of the Fund and its shareholders, in which case the Fund would seek to invest its assets in a different investment company with compatible investment policies or acquire securities directly in accordance with the Fund's investment objective and policies). Thus, although the investment policies described below relate primarily to the investment activities of the Portfolio, they need to be approved by the Fund's shareholders in order for the Fund to remain fully invested in the Portfolio.

      The Trustees of the Trust believe that the proposed revisions to the investment policies of the Fund and the Portfolio described below maintain important shareholder protections while providing the Portfolio and the Fund with needed flexibility to respond to different market conditions and future changes in applicable laws and regulations. As money market funds, both the Fund and the Portfolio remain subject to strict federal regulations that govern the quality, liquidity, maturity, diversity and other features of the securities in which they may invest.

      The proposed changes were approved unanimously by the Boards of Trustees of the Portfolio and the Trust, on the Fund's behalf, at meetings of each Board held on October 1, 2001. When the Portfolio seeks the approval of its investors for the proposed investment policy changes, the Trust will indicate its approval with respect to each proposal in the same proportion as the votes cast by the Fund's shareholders at the Meeting.3 The implementation of the proposed changes by the Fund is contingent upon the approval by the Portfolio's investors, as a group, of corresponding changes at the Portfolio level.

      Please note that by voting in favor of a proposal you are authorizing the Trust to vote to approve a corresponding change to the investment policy of the Portfolio. The Board of Trustees of the Trust recommends unanimously that shareholders vote FOR proposals 1, 2 and 3.

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1     The Portfolio is the Hub(sm),  and the Fund is one of several  Spokes(sm), in a Hub and Spoke(sm) investment structure. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.

2 A complete list of the investment policies and restrictions to which the Fund and the Portfolio currently are subject is contained in the Fund's Statement of Additional Information dated October 1, 2000 (the "SAI"), which is available upon request and without charge by calling the Trust at
      (800) 625-5759 or by writing to the Trust c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York, 10005. You may also send your request by e-mail to 59wall@bbh.com.

3 For example, if 80% of shareholder votes are cast at the Meeting in favor of a particular proposal, the Trust will indicate its approval of the corresponding change at the Portfolio level with respect to only 80% of the Trust's interests in the Portfolio.

Proposal 1: To modify the Fund's fundamental  policy regarding  borrowing and to authorize the Trust to act by any authorized means to approve a corresponding modification to the Portfolio's fundamental policy regarding borrowing (which approval by the Portfolio's investors, as a group, must occur before the proposed change to the Fund's policy may be implemented).

      Currently, neither the Portfolio nor the Fund may borrow money except for extraordinary or emergency purposes, and then only in amounts not to exceed 10% of the value of their respective total assets (taken at cost) at the time of the borrowing. In addition, neither the Portfolio nor the Fund may mortgage, pledge or hypothecate any assets except in connection with such borrowings and in amounts not to exceed 10% of the value of their respective net assets at the time of the borrowings, and may not purchase securities while borrowing exceed 5% of their respective total assets. The Fund and the Portfolio are also limited as to the purposes for which they may borrow (e.g., to facilitate the orderly sale of portfolio securities and to meet abnormally heavy redemption requests), and may not borrow for investment purposes.

      The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings.4 It is proposed that the fundamental policy described in the preceding paragraph be modified to permit the Portfolio and the Fund to borrow money to the maximum extent permitted by the 1940 Act.5

      Under the current 10% borrowing policy, the Portfolio must maintain a significant amount of uninvested cash in order to be prepared to meet redemption requests received later in the day. Any cash remaining after the day's redemption requests have been processed may be used for investment purposes, but the availability of suitable investments later in the day tends to be limited and those that are available often generate lower yields. The increased borrowing ability reflected in the proposed policy would enable the Portfolio to invest its assets more advantageously while at the same time maintaining its ability to meet redemption requests on a timely basis. The proposed policy would also enable the Portfolio and the Fund to adjust their borrowing practices in response to any future change in applicable law without having to seek shareholder approval.

      With respect to the other elements of the Fund's and the Portfolio's existing borrowing policies, it is proposed that (i) they be made "non-fundamental" (meaning that they could be changed by the Trustees of the Trust and the Portfolio without shareholder approval) and (ii) the amount of assets that the Fund and the Portfolio could mortgage, pledge or hypothecate in connection with their respective borrowings be increased from 10% to 331/3% (which would mirror their increased borrowing ability under the new fundamental investment policy).6

      Based on the foregoing, and subject to the affirmative vote of the Fund's shareholders and the approval of the Portfolio's investors, the fundamental borrowing policy for the Fund and the Portfolio would be as follows:

      "Neither the Portfolio nor the Trust, with respect to the Fund, may borrow money, except as permitted by the Investment Company Act of 1940, as amended, and rules thereunder."

      In addition, and subject to the approval by the Fund's shareholders and the Portfolio's investors of the fundamental investment policy stated above, the Portfolio and the Fund would be subject to the following non-fundamental borrowing policy (which could be changed by the Trustees of the Trust and the Portfolio without shareholder approval):

      "Neither the Portfolio nor the Trust, with respect to the Fund, may mortgage, pledge or hypothecate any of its assets except in connection with one or more borrowings described in its fundamental restriction regarding borrowing and in amounts not to exceed 331/3% of the value of its total assets at the time of such borrowing(s). Neither the Portfolio nor the Trust, with respect to the Fund, may purchase securities at any time that its borrowings exceed 5% of its total assets. It is intended that any borrowing by the Portfolio or the Trust, with respect to the Fund, will be to facilitate the orderly sale of portfolio securities and/or to meet redemption requests, and will not be for investment purposes."

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4     Funds  must  reduce the amount of their  borrowings  within  three days if their asset coverage falls below 300%.

5 As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a fund of any increase or decrease in the value of its investments (which would have a corresponding effect on the fund's share value). Money borrowed is also subject to interest costs. To the extent the Portfolio and/or the Fund borrow significantly more under the proposed policy than they do under their current policy, they would be susceptible to a correspondingly higher degree of borrowing risk.

6 The Trustees do not currently intend to permit the Portfolio or the Fund to borrow for investment leverage purposes. Such borrowings, if permitted, would increase the Portfolio's and the Fund's susceptibility to price movements and the risk of loss in a declining market.

Proposal 2: To eliminate the Fund's fundamental policy regarding  investments in restricted securities and to authorize the Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).

      Currently, the Portfolio and the Fund have a non-fundamental investment policy stating that neither may "invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities". The Portfolio and the Fund also have a fundamental investment policy stating that neither may "purchase securities which may not be resold to the public without registration under the Securities Act of 1933, as amended". A security that may not be resold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), is commonly known as a "restricted security". As a general matter, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. As such, they are generally regarded as "illiquid" (i.e., they cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the company has valued the instruments). Under current Securities and Exchange Commission ("SEC") interpretations, a money market fund may invest up to 10% of its net assets in illiquid securities.7

      Certain types of restricted securities (such as unregistered securities eligible for resale pursuant to Rule 144A under the 1933 Act and unregistered commercial paper sold pursuant to Section 4(2) of the 1933 Act) may be deemed liquid by a fund's board of directors/trustees or by the fund's adviser pursuant to board-approved guidelines (which normally identify certain factual considerations relating to the trading market for the securities).8 Accordingly, it is possible for a money market fund to have more than 10% of its assets invested in restricted securities without violating its 10% limit on illiquid securities, so long as the value of all illiquid securities held by the fund (including restricted securities that cannot be considered liquid and any other securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the company has valued the instruments) do not exceed 10% of the fund's net assets.9

      In light of the foregoing, it is proposed that the fundamental investment policy described above be eliminated,10 and that the non-fundamental policy to which the Fund and the Portfolio are already subject be modified so that the 10% limit applies to investments in "illiquid" securities (rather than "restricted" securities, as is currently the case). This would provide the Fund and the Portfolio with the maximum investment flexibility permitted under current law and SEC positions and enable the Trustees to respond on a timely basis to any future changes in this area.

      Accordingly,   and  subject  to  the   affirmative   vote  of  the  Fund's
shareholders and the approval of the Portfolio's investors, the fundamental policy for the Fund and the Portfolio regarding investments in restricted securities would be eliminated, and the Fund and the Portfolio would be made subject instead to the following non-fundamental policy (which could be changed by the Trustees of the Trust and the Portfolio without shareholder approval):

      "Neither the Portfolio nor the Trust, with respect to the Fund, may invest more than 10% of its net assets (taken at the greater of cost or market value) in illiquid securities".


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7     SEC Release No. 21837 (March 21, 1986), citing SEC Release No. 13380 (July
      11, 1983) (adopting Rule 2a-7 under the 1940 Act). The principal concerns associated with illiquid securities include (i) decreased management flexibility (i.e., more limited options as to which investments will be disposed of to meet redemption requests on a timely basis) and (ii) portfolio valuation (since a fund's net asset value per share determines the price at which shareholders purchase and redeem fund shares).

8 The Boards of Trustees of the Fund and the Portfolio have approved such guidelines for determining the liquidity of any restricted securities they hold.

9 If, as a result of changed conditions, a restricted security that had been considered liquid is later deemed illiquid, the fund's total holdings in illiquid securities would have to be reviewed to ensure that the 10% limit on such securities is still being met. An inadvertent violation of the 10% limit must be corrected as soon as is reasonably practicable (i.e., the fund's next investment transactions must be consistent with bringing the fund's illiquid holdings back within the 10% limit).

10 The 1940 Act does not require funds to have a fundamental policy on investments in illiquid or restricted securities.

Proposal 3: To eliminate the Fund's fundamental policy regarding  investments in other investment companies and to authorize the Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).

      Currently, the Fund and the Portfolio have a fundamental investment policy prohibiting them from acquiring interests in other investment companies (subject to the Fund's general ability to invest all of its investable assets in any open-end investment company with substantially the same investment objective, policies and restrictions as the Fund).

      Section 12(d)(1) of the 1940 Act permits a registered investment company to acquire the shares of other investment companies, so long as immediately after the acquisition (i) the acquiring fund owns not more than 3% of the acquired fund's outstanding securities, (ii) securities of the acquired fund represent not more than 5% of the total assets of the acquiring fund, and (iii) securities of the acquired fund and all other investment companies in which the acquiring fund has invested represent not more than 10% of the total assets of the acquiring fund. The 1940 Act also permits a fund to acquire the shares of another investment company in connection with a merger, consolidation, reorganization or acquisition of fund assets.

      It is proposed that the fundamental policy of the Fund and the Portfolio regarding investments in other investment companies be made non-fundamental,11 and be modified to permit the Fund and the Portfolio to make such investments to the maximum extent contemplated by Section 12(d)(1) of the 1940 Act.12 As discussed in connection with Proposal 1, above, the limited supply of suitable investments later in the day creates certain cash management issues stemming from the flow of investment into and out of the Portfolio. Currently, the Portfolio has a limited array of investment options for investing cash it receives or has accumulated as a result of purchase orders placed later in the day. If the proposed policy changes were approved, the Portfolio would have the option of investing its excess cash in one or more money market funds (which, depending on the circumstances, are likely to offer higher yields relative to the Portfolio's other investment options). As shareholders of other investment companies, the Portfolio and the Fund would bear their pro rata portion of the other investment companies' expenses, including advisory fees. The impact of such expenses will vary depending on the amount of investment company securities held by the Portfolio or the Fund (which cannot in any case exceed 10% of their respective total assets - see preceding paragraph) and the length of time the positions are held.

      Based on the foregoing, and subject to the affirmative vote of the Fund's shareholders and the approval of the Portfolio's investors, the fundamental policy for the Fund and the Portfolio regarding investments in other investment companies would be eliminated, and the Fund and the Portfolio would be made subject instead to the following non-fundamental policy (which could be changed by the Trustees of the Trust and the Portfolio without shareholder approval):

      "Neither the Portfolio nor the Trust, with respect to the Fund, may purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that each may invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940, as amended."

Proposal 4: Other Business

      Neither the Trustees of the Trust nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting of Shareholders that may be presented at the Meeting, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in the Notice of Special Meeting of Shareholders. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.

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11    There is no  requirement  under the 1940 Act that a fund's  policies  with respect to investing in other investment companies be stated as a fundamental policy.

12 As money market funds, the Portfolio and the Fund would remain subject to any restrictions on investments in other investment companies contained in Rule 2a-7 under the 1940 Act (i.e., such investments must be consistent with the maintenance of a stable share value).

                             Additional Information

Solicitation Expenses

      The Trust will bear all proxy solicitation costs, which are estimated to be approximately $5,000 (including the cost of preparing, printing and mailing this Proxy Statement and the related Notice of Special Meeting of Shareholders and Proxy Card, and all other costs incurred in connection with the solicitation of proxies for the Meeting). Proxies will be solicited primarily through the mailing of this Proxy Statement. The Trust's officers and the eligible institutions through which certain shareholders hold Fund shares may also solicit proxies by telephone or personal interview, for which they will receive no additional compensation or reimbursement.

Shareholder Proposals

      The Declaration of Trust and the By-Laws of the Trust provide that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. It is not expected that an annual meeting of shareholders will be held later this year or in subsequent years unless so required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting of Shareholders to be held on November 16, 2001 should send their written proposals to the Secretary of the Fund at the offices of the Trust, 21 Milk Street, Boston, Massachusetts 02109, within a reasonable time before the solicitation of proxies for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Service Providers

      Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, serves as Administrator for the Trust and as the investment adviser to the Portfolio. 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109, serves as the Distributor for the Trust and as Placement Agent for the Portfolio.

Annual Report

      The Fund's most recent Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling the Trust at (800) 625-5759 or by writing to the Trust c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York, 10005. You may also send your request by e-mail to 59wall@bbh.com. The Fund's Annual Report contains audited financial statements for the Fund's fiscal year ended June 30, 2001 and was mailed on or about August 29, 2001 to shareholders of record as of that date.

                                    * * * * *

Please complete the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                       By Order of the Board of Trustees,

                                               CHRISTINE D. DORSEY
                                                     Secretary

                                                                      APPENDIX A

                            OWNERS OF MORE THAN 5% OF
                          THE FUND'S OUTSTANDING SHARES
                            AS OF SEPTEMBER 30, 2001

                                              Number of      Percentage of Total
      Name and Address                       Shares Owned    Shares Outstanding
      -----------------                      ------------    -------------------

QBE Reinsurance - Investment Fund ........   120,387,000            7.5%
Management, c/o Brown Brothers
Harriman & Co., 59 Wall Street,
New York, NY 10005

                      THE 59 WALL STREET MONEY MARKET FUND

                         Special Meeting of Shareholders

                          Brown Brothers Harriman & Co.
                                 50 Milk Street
                                Boston, MA 02109
                                November 16, 2001
                                    3:00 p.m.

                            * Fold and detach here *
--------------------------------------------------------------------------------

                                   Proxy Card

                      THE 59 WALL STREET MONEY MARKET FUND

     A Proxy Solicited by the Board of Trustees of The 59 Wall Street Trust for a Special Meeting of Shareholders to be held November 16, 2001

The undersigned, revoking all proxies heretofore given, hereby appoints each of Joseph V. Shields, Jr., Philip W. Coolidge, Christine D. Dorsey, Susan Jakuboski and Kate T. Alen, or any one of them, as proxy of the undersigned, each with full power of substitution, to vote on behalf of the undersigned all shares of The 59 Wall Street Money Market Fund (the "Fund"), a series of The 59 Wall Street Trust (the "Trust"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Brown Brothers Harriman & Co. at 50 Milk Street, Boston, Massachusetts, on Friday, November 16, 2001 at 3:00 p.m., Eastern Time, and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

(Please note that by voting for or against a proposal you are authorizing the Trust to vote accordingly with respect to corresponding changes to the investment policy of the BBH U.S. Money Market Portfolio (the "Portfolio"), in which all of the Fund's assets are invested. The implementation of the proposed changes by the Fund is contingent upon the approval by the Portfolio's investors, as a group, of corresponding changes at the Portfolio level. The Board of Trustees of the Trust recommends unanimously that shareholders vote FOR each proposal.)

--------------------------------------------------------------------------------

PROPOSAL 1:  To modify the Fund's fundamental policy regarding  borrowing and to authorize the Trust to act by any authorized means to approve a corresponding modification to the Portfolio's fundamental policy regarding borrowing (which approval by the Portfolio's investors, as a group, must occur before the proposed change to the Fund's policy may be implemented).
             |_| FOR        |_| AGAINST       |_| ABSTAIN

PROPOSAL 2:  To eliminate the Fund's fundamental policy regarding investments in restricted  securities  and to  authorize  the  Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).
             |_| FOR        |_| AGAINST       |_| ABSTAIN

PROPOSAL 3:  To eliminate the Fund's fundamental policy regarding investments in other investment companies and to authorize the Trust to act by any authorized means to approve the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies (which approval by the Portfolio's investors, as a group, must occur before the Fund's related policy may be eliminated).
             |_| FOR        |_| AGAINST       |_| ABSTAIN

The shares represented hereby will be voted as indicated, or FOR any proposals for which no choice is indicated. The proxies named above are authorized in their discretion to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

                                           Date:
                                                --------------------------------

                                           -------------------------------------
                                           Signature*

                                           -------------------------------------
                                           Signature of joint owner, if any*

*                                          Note:  Please  sign  exactly as  your
                                            name  appears  on  this  Card.  When
                                            signing   as   attorney,   executor,
                                            administrator, trustee, guardian, or
                                            as  custodian  for a  minor,  please
                                            sign  your  name and give  your full
                                            title as such.  If signing on behalf
                                            of a  corporation,  please  sign the
                                            full  corporate  name and your  name
                                            and indicate your title.  If you are
                                            a partner signing for a partnership,
                                            please sign the partnership name and
                                            your name.  Joint owners should each
                                            sign this Card.

                                           PLEASE  SIGN,  DATE  AND RETURN  THIS
                                           CARD  IN  THE  ENCLOSED  POSTAGE-PAID
                                           ENVELOPE